================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) September 30, 1998
                                                         -----------------------


                  Provident Lease Receivables Corporation
--------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
--------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


        333-58909                                       31-1605466
-----------------------------------       --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


1023 West Eighth Street, Cincinnati, Ohio                        45202
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                (513) 579-2867
--------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





================================================================================

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7   (c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.       Document Description
-------     --------------------

1.1 Underwriting Agreement among Provident Lease Receivables Corporation, Information Leasing Corporation and Lehman Brothers Inc., as Representative of the Underwriters, dated
            September 25, 1998.

4.1 Indenture between Provident Equipment Lease Trust 1998-A and Norwest Bank Minnesota, National Association, as
            Indenture Trustee, dated as of September 1, 1998.

10.1 Trust Agreement between Provident Lease Receivables Corporation and First Union Company, National Association as Trustee, dated as of September 1, 1998.

10.2 Pooling and Servicing Agreement between Provident Equipment Lease Trust 1998-A, Provident Lease Receivables Corporation and Information Leasing Corporation, dated as of September 1, 1998.

10.3 Contribution Agreement between Provident Lease Receivables Corporation and Information Leasing Corporation, dated as of September 1, 1998.

10.4 Management Agreement among Provident Equipment Lease Trust 1998-A, Norwest Bank Minnesota, National Association, as Indenture Trustee and Information Leasing Corporation, dated as of September 1, 1998.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT LEASE RECEIVABLES CORPORATION
                                             (Registrant)




Dated:   October 6, 1998                By:/s/ John R. Farrenkopf
                                           ------------------------------------
                                        Name: John R. Farrenkopf
                                        Title: Treasurer

                             INDEX TO EXHIBITS



Exhibit
  No.             Document Description
-------           ---------------------


1.1 Underwriting Agreement among Provident Lease Receivables Corporation, Information Leasing Corporation and Lehman Brothers Inc., as Representative of the Underwriters, dated September 25, 1998.

4.1 Indenture between Provident Equipment Lease Trust 1998-A and Norwest Bank Minnesota, National Association, as Indenture Trustee, dated as of September 1, 1998.

10.1 Trust Agreement between Provident Lease Receivables Corporation and First Union Company, National Association as Trustee, dated as of September 1, 1998.

10.2 Pooling and Servicing Agreement between Provident Equipment Lease Trust 1998-A, Provident Lease Receivables Corporation and Information Leasing Corporation, dated as of September 1, 1998.

10.3 Contribution Agreement between Provident Lease Receivables Corporation and Information Leasing Corporation, dated as of September 1, 1998.

10.4 Management Agreement among Provident Equipment Lease Trust 1998-A, Norwest Bank Minnesota, National Association, as Indenture Trustee and Information Leasing Corporation, dated as of September 1, 1998.